The COMPANY - VS MEDIA LIMITED

6/F, KOHO
73-75 Hung To Road, Kwun Tong
Kowloon, Hong Kong

Quotation

THIS CONTRACT

CONTACT PERSON	ISSUE DATE	CONTRACT NO.
[redacted]	27-Mar-23	VS-IO202303079

Agency
Attn:
Address:
Email:
Contact:
Client:
Project: [redacted]

<table>
<tr><th>Job Details</th><th>Campaign Period</th><th>Total Fee</th></tr>
<tr><td>Beautiful Destinations [redacted]

https://www.youtube.com/@[redacted]
https://www.instagram[redacted]
https://www.tiktok.com/[redacted]
https://www.weibo.com/u/[redacted]
https://www.facebook.com/[redacted]

Deliverables:
1x 1-min hero video
2x 10-15 sec vertical videos
2x BD IG posts
2x BD TikTok posts
2x BD Facebook posts
4x BD Weibo posts

Usage
- All materials can be allowed to be shared/posted on [redacted] digital media and social channels (Youtube, Instagram, Tiktok, Facebook, WeChat, Weibo, Douyin and XiaoHongShu</td><td rowspan="2">July 2023</td><td rowspan="2">HK$ 2,160,000</td></tr>
<tr><td>[redacted]

https://www.instagram[redacted]
https://instagram.com/[redacted]
https://www.tiktok.com/@[redacted]

Deliverables:
2x IG photo posts on [redacted]
2x IG photo posts [redacted]
2x IG reel posts on [redacted]
2x IG reel posts on [redacted]
2x TT posts on [redacted]

Usage
- All materials can be allowed to be shared/posted on [redacted] digital media and social channels (Youtube, Instagram, Tiktok, Facebook, WeChat, Weibo, Douyin and XiaoHongShu</td></tr>
<tr><td colspan="2" align="right">Total Fee</td><td>HK$ 2,160,000</td></tr>
</table>

The COMPANY - VS MEDIA LIMITED

6/F, KOHO
73-75 Hung To Road, Kwun Tong
Kowloon, Hong Kong

Quotation

THIS CONTRACT

CONTACT PERSON	ISSUE DATE	CONTRACT NO.
[redacted]	27-Mar-23	VS-IO202303079

Agency [redacted]
Attn: [redacted]
Address: [redacted]
Email: [redacted]
Contact: [redacted]
Client: [redacted]
Project: [redacted]

Payment Terms:

1st Payment of HK$ 432,000.-, which is 20% instalment of project fee will be settled upon the confirmation of job.
2nd Payment of HK$648,000.-, which is 30% instalment of project fee will be settled upon confirmation of preproduction.
3rd Payment of HK$648,000.-, which is 30% instalment of project fee will be settled upon first deliverable delivered and accepted by HKTB.
Final Payment of HK$ 432,000.-, which is 20% instalment of project fee will be settled upon completion of all deliverables and accepted by HKTB.

100% balance to be settled within 30 days after invoice is issued.
Please sign below as formal confirmation, and return the duly signed copy by email.
Please make cheque payable to VS MEDIA LIMITED Attn: Financial Dept

Client agrees to the
1. This Contract is valid after the Issue Date with authorized signatures from both parties.
2. No conditions other than those set forth herein shall be binding on the Company unless specifically agreed to in writing by the Company.
3. Client agrees to submit any materials required and provide feedback in accords to the timeline as advised by the Company and mutually agreed by both parties. The Company will not be liable for any losses due to any delay caused by Client.
4. Client agrees to pay per the above Payment Terms and pay at 2% per month on the overdue amount should Client fails to pay on the due date.
5. The Company will not be liable for any delays in delivery and/or non-delivery in the event of an act of God, action by any government entity, transportation, strike, network difficulties, electronic malfunction, etc.
6. Client will ensure that ad materials provided to the Company shall not infringe the rights of any third party and shall not be defamatory. The Company will not be liable for any loss and damage to any third party due to the materials provided by Client.
7. UNDER NO CIRCUMSTANCES WILL THE COMPANY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, FOR LOST INCOME OR PROFITS, IN ANY WAY ARISING OUT OF OR RELATED TO THIS CONTRACT, EVEN IF THE COMPANY HAD BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.
8. Nothing in the Quotation confers or purports to confer on any third party any benefit or any right pursuant to the contracts (Rights of Third Parties) Ordinance (Cap. 623) to enforce any term of the Quotation.
9. This agreement shall be governed by and construed in accordance with the laws of Hong Kong SAR and the parties thereby agree to submit to the non-exclusive jurisdiction of the courts of Hong Kong SAR.

For and on behalf of:
VS MEDIA LIMITED

[redacted]

27-Mar-23

Client

[redacted]

Authorized Signatory